Note 12 - Business Segment Information	12 Months Ended
Dec. 31, 2013
Segment Reporting [Abstract]
Segment Reporting Disclosure [Text Block]

Note 12. Business Segment Information

Avalon’s reportable segments include waste management services and golf and related operations. In determining the segment information, Avalon considered its operating and management structure and the types of information subject to regular review by its “chief operating decision maker.” On this basis, Avalon’s reportable segments include waste management services and golf and related operations. Avalon accounts for intersegment net operating revenues as if the transactions were to third parties. The segment disclosures are presented on this basis for all years presented.

Avalon’s primary business segment, the waste management services segment, provides hazardous and nonhazardous brokerage and management services to industrial, commercial, municipal and governmental customers and manages a captive landfill for an industrial customer. The golf and related operations segment includes the operations of golf courses and related facilities and a travel agency. Revenue for the golf and related operations segment consists primarily of membership dues, greens fees, cart rentals, merchandise, tennis, spa services and food and beverage sales. Avalon does not have significant operations located outside the United States and, accordingly, geographical segment information is not presented. In 2013, one customer accounted for 17% of the waste management services segment’s net operating revenues to external customers and 13% of the consolidated net operating revenues. In 2012, one customer accounted for 14% of the waste management services segment’s net operating revenues to external customers and 10% of the consolidated net operating revenues.

The accounting policies of the segments are consistent with those described for the consolidated financial statements in the summary of significant accounting policies (see Note 2). Avalon measures segment profit for internal reporting purposes as income (loss) before taxes.

Business segment information including the reconciliation of segment income to consolidated income (loss) before taxes is as follows (in thousands):

	2013	2012
Net operating revenues from:
Waste management services:
External customers revenues	$47,243	$37,284
Intersegment revenues	—	—
Total waste management services	47,243	37,284

Golf and related operations:
External customer revenues	12,227	11,607
Intersegment revenues	89	94
Total golf and related operations	12,316	11,701

Segment operating revenues	59,559	48,985
Intersegment eliminations	(89)	(94)
Total net operating revenues	$59,470	$48,891

Income (loss) before taxes:
Waste management services	$3,787	$2,967
Golf and related operations	(336)	(451)
Segment income before taxes	3,451	2,516
Corporate interest income	1	2
Corporate other income, net	35	34
General corporate expenses	(2,952)	(2,807)
Income (loss) before taxes	$535	$(255)

Depreciation and amortization:
Waste management services	$99	$42
Golf and related operations	1,400	1,457
Corporate	137	136
Total	$1,636	$1,635

Interest income:
Waste management services	$—	$—
Corporate	1	2
Total	$1	$2

Capital expenditures:
Waste management services	$2,939	$31
Golf and related operations	797	1,381
Corporate	327	53
Total	$4,063	$1,465

Identifiable assets at December 31:
	2013	2012

Waste management services	$16,252	$10,341
Golf and related operations	29,821	30,140
Corporate	43,997	44,538
Sub Total	90,070	85,019
Elimination of intersegment receivables	(34,491)	(34,864)
Total	$55,579	$50,155

The increase of $5.9 million in identifiable assets of the waste management services segment is primarily due to an increase in properties and equipment as result of the construction and drilling of two salt water injection well facilities.